TRANSAMERICA FUNDS

Transamerica Small Cap Core

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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The Board of Trustees has approved the liquidation of Transamerica Small Cap Core (the “fund”).

The liquidation is subject to shareholder approval. Proxy materials describing the liquidation are expected to be mailed to shareholders in the second quarter of 2020. If shareholder approval is obtained, it is expected that the liquidation will take place on or about July 31, 2020. Effective on the close of business on or about May 1, 2020, the fund will be closed to new investors; and effective on the close of business on or about July 24, 2020, the fund will be closed to all investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds without the imposition of any applicable initial sales charge. Redemptions of applicable Class A and Class C shares of the fund will not be subject to a contingent deferred sales charge starting on July 27, 2020. Shareholders who hold their shares through UMB Bank, N.A. custodial accounts directly with Transamerica Funds and have not exchanged their shares to another fund prior to the liquidation will automatically be exchanged to Transamerica Government Money Market during the liquidation process.

If the liquidation is approved by shareholders, the fund’s assets will be converted into cash or cash equivalents. After such conversion, the fund will no longer be pursuing its stated investment objective.

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Effective on or about March 16, 2020, the information in the Prospectuses and Summary Prospectuses relating to Transamerica Small Cap Core under the section entitled “Management” is deleted in its entirety and replaced with the information below:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: Systematic Financial Management, L.P.
Portfolio Managers:
Kenneth Burgess, CFA	Portfolio Manager	since 2020
Eoin E. Middaugh, CFA	Portfolio Manager	since 2013

Effective on or about March 16, 2020, the following replaces the information in the Prospectuses relating to Transamerica Small Cap Core under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Transamerica Small Cap Core

Name	Employer	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2020; Portfolio Manager since 1996; Employed by Systematic Financial Management, L.P. since 1993

Eoin E. Middaugh, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the fund since 2013; Portfolio Manager since 2006; Employed by Systematic Financial Management, L.P. since 2002

Effective on or about March 16, 2020, the following replaces the corresponding information in the Statements of Additional Information in “Appendix B - Portfolio Managers – Systematic Financial Management, L.P. (“Systematic”)”:

Transamerica Small Cap Core

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess, CFA	1	$209 million	0	$0	113	$1.7 billion
Eoin E. Middaugh, CFA	0	$0	1	$17 million	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kenneth Burgess, CFA	0	$0	0	$0	0	$0
Eoin E. Middaugh, CFA	0	$0	0	$0	1	$90 million

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Investors Should Retain this Supplement for Future Reference

March 13, 2020